Exhibit 99.1

Press Release

F.N.B. Corporation Announces Key Local Leadership Positions for New Markets in Southeastern U.S.

Yadkin Financial Corporation Executives to Fill FNB Leadership Roles

Pittsburgh, PA – August 25, 2016 – F.N.B. Corporation (NYSE:FNB) (“FNB”) today announced plans regarding leadership of its new markets in North and South Carolina, which it will enter through its planned merger with Yadkin Financial Corporation (“Yadkin”). In line with FNB’s strategic emphasis on local leadership and decision-making, the following key roles in its newest regions will be filled by executives joining the Company from Yadkin.

In addition to the local executives named below, the Company plans to retain employees serving on the front-line in Yadkin’s branch locations, as well as the vast majority of commercial and mortgage banking professionals. FNB will continue to announce additional details regarding key leadership roles and anticipated organizational structure in the Southeast as the merger progresses.

“As we expand into North and South Carolina, we are most excited about the high-caliber talent and local expertise that we gain with the Yadkin team,” said Vincent J. Delie, Jr., Chief Executive Officer and President of F.N.B. Corporation. “Between the established leadership positions we now have in place, the quality and experience of our employees and each organization’s proven success with integrations, I have great confidence that we are well-positioned for a seamless transition for our clients.”

Upon the anticipated completion of the merger in the first quarter of 2017, FNB’s regional leadership serving the Carolinas will include the following individuals:

•	Steven W. Jones, Chief Banking Officer for North and South Carolina, will lead the Bank’s Corporate Banking business initiatives in the market and will provide strategic oversight in the deployment of Retail Banking, Business Banking, Corporate Banking, Private Banking, Wealth Management and Insurance.

•	Christopher A. Moore, James R. Rose, Jr., and Spence H. Broadhurst will remain in their current roles as Regional Presidents of the Greater Triangle (Raleigh-Durham-Chapel Hill), Eastern North Carolina and Piedmont Triad markets, respectively. They will be directly responsible for the management and supervision of the Corporate Banking teams in their regions. They will also be responsible for integrating FNB’s cross-functional business model and for developing business opportunities in FNB’s new markets.

•	Christopher W. Kwiatkowski will continue to lead Small Business Administration (SBA) efforts as Director of SBA Lending. Based in Charlotte, Kwiatkowski will oversee all SBA financing for FNB.

•	William G. Bickett will maintain leadership of the builder finance division. As Director of Builder Finance, Bickett will manage service to the professional residential construction industry and will expand the availability of the specialized lending capabilities.

FNB announced its intent to merge with Yadkin in July 2016, creating a premier regional bank in the Mid-Atlantic and Southeast. With the acquisition of Yadkin on a combined pro forma basis, FNB will have nearly $30 billion in total assets and more than 400 full-service banking offices.

About F.N.B. Corporation

F.N.B. Corporation (NYSE: FNB), headquartered in Pittsburgh, Pennsylvania, is a diversified financial services company. On a combined, pro forma basis, including the proposed acquisition of Yadkin Financial Corporation (“Yadkin”), FNB will operate in eight states and seven major metropolitan areas. FNB holds a significant retail deposit market share in Pittsburgh, Pennsylvania, Baltimore, Maryland, and Cleveland, Ohio, and, assuming the Yadkin acquisition is completed, will add Charlotte, Raleigh-Durham and the Piedmont Triad (Winston-Salem, Greensboro and High Point) in North Carolina. If the proposed Yadkin acquisition is completed (“Transaction”), the Company will have total combined, pro forma assets of nearly $30 billion, and more than 400 banking offices throughout Pennsylvania, Ohio, Maryland, West Virginia, North Carolina and South Carolina. FNB provides a full range of commercial banking, consumer banking and wealth management solutions through its subsidiary network which is led by its largest affiliate, First National Bank of Pennsylvania, founded in 1864. Commercial banking solutions include corporate banking, small business banking, investment real estate financing, international banking, business credit, capital markets and lease financing. The consumer banking segment provides a full line of consumer banking products and services, including deposit products, mortgage lending, consumer lending and a complete suite of mobile and online banking services. FNB’s wealth management services include asset management, private banking and insurance. The Company also operates Regency Finance Company, which has more than 70 consumer finance offices in Pennsylvania, Ohio, Kentucky and Tennessee. The common stock of F.N.B. Corporation trades on the New York Stock Exchange under the symbol “FNB” and is included in Standard & Poor’s MidCap 400 Index with the Global Industry Classification Standard (GICS) Regional Banks Sub-Industry Index. Customers, shareholders and investors can learn more about this regional financial institution by visiting the F.N.B. Corporation web site at http://www/fnbcorporation.com

Cautionary Statement Regarding Forward-Looking Information

This document/communication/information contains forward looking statements which may contain FNB’s expectations or predictions of future financial or business performance or conditions. This document/communication/information may also contain certain forward-looking statements, including certain plans, goals, projections and statements about the proposed Transaction, plans relative to the proposed Transaction, objectives, expectations and intentions regarding the proposed Transaction, the expected timing of the completion of the proposed Transaction, and other statements that are not historical facts. Forward-looking statements, that do not describe historical or current facts, typically are identified by words such as, “believe”, “plan”, “expect”, “anticipate”, “intend”, “outlook”, “estimate”, “forecast”, “will”, “should”, “project”, “goal”, and other similar words and expressions. These forward-looking statements are subject to numerous assumptions, risks and uncertainties. The forward-looking statements are intended to be subject to the safe harbor provided under Section 27A of the Securities Act of 1933, Section 27E of the Securities Exchange Act of 1934, and the Private Securities Litigation Act of 1995.

In addition to factors previously disclosed in FNB’s and Yadkin’s reports filed with the SEC, the following risk factors, among others, could cause actual results to differ materially from forward-looking statements or historical performance: failure to obtain all regulatory approvals and meet other closing conditions to the proposed Transaction between FNB and Yadkin, including approval by the shareholders of FNB and Yadkin, respectively, on the expected terms and time schedule; delay in closing the proposed Transaction; potential risks and challenges attendant to the successful conversions of core data systems; difficulties and delays in integrating the FNB and Yadkin businesses or fully realizing cost savings and other benefits; business disruption following the merger; changes in asset quality and credit risk; changes in general economic, political or industry conditions; uncertainty in U.S. fiscal policy and monetary policy, including interest rate policies of the Federal Reserve Board; the inability to sustain revenue and earnings growth; changes in interest rates and capital markets; inflation; customer acceptance of FNB products and services; potential difficulties encountered by FNB in expanding into a new and remote geographic market; customer borrowing, repayment, investment and deposit practices; customer disintermediation; the introduction, withdrawal, success and timing of business initiatives; the inability to realize cost savings or revenues or to implement integration plans and other consequences associated with mergers, acquisitions and divestitures; economic conditions; and the impact, extent and timing of technological changes, capital management activities, competitive pressures on product pricing and services; success, impact and timing of FNB’s and Yadkin’s respective business strategies, including market acceptance of any new products or services; implementing FNB’s banking philosophy and strategies; the nature, extent, timing and results of governmental and regulatory actions, examinations, reviews, reforms, regulations and interpretations, including those related to the Dodd-Frank Wall Street Reform Act and Consumer Protection Act and Basel III regulatory or capital reforms (including DFAST stress-testing protocols), as well as those involving the OCC, Federal Reserve, FDIC, and CFPB, and the regulatory approval process associated with the proposed Transaction; the possibility that the proposed Transaction does not close when expected or at all because required regulatory or other approvals are not received or other conditions to the closing are not satisfied on a timely basis or at all; the possibility that the anticipated benefits of the proposed Transaction are not realized when expected or at all, including as a result of the impact of, or problems arising from, the integration of the two companies or as a result of the strength of the economy and competitive factors in the areas where FNB and Yadkin do business; the possibility that the proposed Transaction may be more expensive to complete than anticipated, including as a result of unexpected factors or events; diversion of management’s attention from ongoing business operations and opportunities; potential adverse reactions or changes to business or employee relationships, including those resulting from the announcement or completion of the proposed Transaction; FNB’s ability to complete the acquisition and integration of Yadkin successfully; and other factors that may affect future results of FNB and Yadkin. There is no assurance that any of the risks, uncertainties or risk factors identified herein is complete and actual results or events may differ materially from those expressed or implied in the forward-looking statements contained in this document/communication/information.

Additional factors that could cause results to differ materially from those described above can be found in FNB’s Annual Report on Form 10-K for the year ended December 31, 2015, and in it subsequent Quarterly Reports on Form 10-Q, including quarters ended March 31 and June 30, 2016, each of which is on file with the Securities and Exchange Commission (the “SEC”) and available in the “Investor Relations” section of FNB’s website, http://www/fnbcorporation.com, under the heading “Publications and Filings” and in other documents FNB files with the SEC, and in Yadkin’s Annual Report on Form 10-K for the year ended December 31, 2015, and in its subsequent Quarterly Reports on Form 10-Q, including the quarters ended March 31 and June 30, 2016, each of which is on file with the SEC and available in the “Investors” section of Yadkin’s website, http://www.yadkinbank.com, under the heading “Publications & Filings” and in other documents Yadkin files with the SEC.

All forward-looking statements speak only as of the date they are made and are based on information available at that time. Neither FNB nor Yadkin assumes any obligation to update forward-looking statements to reflect circumstances or events that occur after the date the forward-looking statements were made or to reflect the occurrence of unanticipated events except as required by federal securities laws. As forward-looking statements involve significant risks and uncertainties, caution should be exercised against placing undue reliance on such statements.

Additional Information About the Merger and Where to Find It

Communications in this document do not constitute an offer to sell or the solicitation of an offer to buy any securities or a solicitation of any vote or approval. In connection with the proposed merger, FNB will file with the SEC a Registration Statement on Form S-4 that includes a Joint Proxy Statement of FNB and Yadkin and a Prospectus of FNB, as well as other relevant documents concerning the proposed Transaction.

SHAREHOLDERS OF F.N.B. CORPORATION AND YADKIN FINANCIAL CORPORATION ARE URGED TO READ THE REGISTRATION STATEMENT AND THE JOINT PROXY STATEMENT/PROSPECTUS REGARDING THE PROPOSED TRANSACTION WHEN IT BECOMES AVAILABLE AND ANY OTHER RELEVANT DOCUMENTS FILED WITH THE SEC, AS WELL AS ANY AMENDMENTS OR SUPPLEMENTS TO THOSE DOCUMENTS, BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT THE PROPOSED TRANSACTION.

The Joint Proxy Statement/Prospectus and other relevant materials (when they become available), and any other documents FNB and Yadkin have filed with the SEC, may be obtained free of charge at the SEC’s internet site, http://www.sec.gov. Copies of the documents FNB has filed with the SEC may be obtained, free of charge, by contacting James G. Orie, Chief Legal Officer, F.N.B. Corporation, One F.N.B. Boulevard, Hermitage, PA 16148, telephone: (724) 983-3317; and copies of the documents Yadkin has filed with the SEC may be obtained free of charge at Yadkin’s website at http://www.yadkinbank.com.

FNB and Yadkin and certain of their directors and executive officers may be deemed to be participants in the solicitation of proxies from the shareholders of Yadkin in connection with the proposed Transaction. Information concerning such participants’ ownership of Yadkin common stock will be set forth in the Joint Proxy Statement/Prospectus regarding the proposed Transaction when it becomes available.

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Analyst/Institutional Investor Contact:

Matthew Lazzaro, 724-983-4254, 412-216-2510 (cell)

lazzaro@fnb-corp.com

Media Contact:

Jennifer Reel, 724-983-4856, 724-699-6389 (cell)

reel@fnb-corp.com